                       AGREEMENT FOR PURCHASE OF EQUIPMENT
                             Number: 2002BZD (2)-012
                                      2002
                                   April 2002

                       AGREEMENT FOR PURCHASE OF EQUIPMENT

CHAPTER I - GENERAL PRINCIPLES

1.1 This contract is made between the Beijing Zhong Dun Security Technology Development Company, on behalf of the Ministry of Security No. 1 Research Institute (hereinafter referred as Party A) and the American Pacific Technology Company (hereinafter referred as Party B), based on the principle of mutual benefit and through friendly negotiations, to purchase from Party B by Party A the equipment for the production of the contactless smart cards.

1.2 It is agreed that Party B shall provide four full sets, brand new, and state-of-art production line and the complete production technology, technical information and software for the production of contactless smart cards, which shall ensure that the strength and durability of the mechanically tested cards produced by Party A meet the standards of ISO/IEC7810, ISO/IEC10536, and ISO/IEC14443.

1.3 This contract is prepared in accordance to the pertinent laws and rules and regulations of China, and based on the principles of mutual benefits.

CHAPTER II - PARTIES

2.1 Party A: The Beijing Zhong Dun Security Technology Development Company (The Ministry of Security No. 1 Research Institute)

      Legal Address: 1 Shou Ti Road South, Haiding District, Beijing, People's Republic of China
      Telephone: (86) 10-88513404
      Fax: (86) 10-68428709
      Zip Code: 100044

2.2.  Party B: American Pacific Technology Corp.
      Legal Address:    Sansome Street, 19th Street
                        San Francisco, CA 94104, USA
      Telephone:            (415) 951-1078
      Fax:                  (415) 951-1046

CHAPTER III - NAME, SPECIFICATIONS, QUANTITY, PRICE AND DELIVERY OF EQUIPMENT

3.1 Party B shall provide Party A with four complete sets of brand new and state-of-art production equipment and accessories (see Appendix I - "Equipment Functions and Technical Specifications") for the production of contactless smart cards. Said production equipment shall be able to produce 2500 pieces of smart cards per hour. The total cost of the equipment shall be US$6,000,000 (Six Million Dollars), based on the CIF Beijing Airport cost, which shall include the equipment, moulds, accessories, installation test-run, and equipment maintenance.

3.2 Before packaging said production line for shipment, Party A shall send four technical staff to come to the United States to conduct preliminary inspection of the equipment. See Appendix V, "Equipment Acceptance Details" for preliminary inspection standards. Party B shall pay for the expense of the two-way air tickets, and provide lodging and transportation in the United States for the visiting staff of Party A. Staff of Party A will stay in the United States for two weeks.

3.3 Delivery Date of the Equipment: The equipment shall be delivered in two phases: the delivery date of each phase shall be within 4-1/2 months upon receipt of deposit from or issuance of Letter of Credit by Party A.

CHAPTER IV - PAYMENT

4.1 As payment shall be made by two installments, the first payment shall be made upon delivery of two production lines in the first phase, the amount of which shall be 50% of the contract's total; and the second payment shall be made upon delivery of the other two production lines in the second phase, the amount of which shall be 50% of the contract's total.

4.2 Within 15 days upon effect of this contract, when phase 1 is executed, Party A shall issue Party B a Letter of Credit, which is 50% of the total contract amount, that is, US$3,000,000 (Three Million US Dollars).

4.3 Upon approval of preliminary inspection made by Party A in the United States and shipment of the equipment, Party A shall, based on the shipment slip and preliminary inspection report, pay portion of the amount of the Letter of Credit specified in 4.2, that is, 90% of the total amount of the Letter of Credit, which is $2,700,000 (Two Million and Seven Hundred Thousand US Dollars).

4.4 Upon completion of installation, test-run and acceptance that the performance of the equipment meets the standards of "Appendix V - Equipment Acceptance Details), and upon signing of the "Receipt and Acceptance Certificate" by both parties, Party A shall pay Party B the balance of the Letter of Credit specified in 4.1, that is, 10% of the Letter of Credit amount, which is $300,000 (Three Hundred Thousand US Dollars).

4.5 Upon delivery of the first phase equipment, Party A shall issue Party B a Letter of Credit, which shall be 50% of the total contract amount, that is, US$3,000,000 (Three Million US Dollars).

4.6 Upon approval of preliminary inspection made by Party A in the United States and shipment of the equipment, Party A shall, based on the shipment slip and preliminary inspection report, pay portion of the amount of the Letter of Credit specified in 4.5, that is, 90% of the total amount of the Letter of Credit, which is $2,700,000 (Two Million and Seven Hundred Thousand US Dollars).

4.7 Upon completion of installation, test-run and acceptance that the performance of the equipment meets the standards of "Appendix V - Equipment Acceptance Details), and upon signing of the "Receipt and Acceptance Certificate" by both parties, Party A shall pay Party B the balance of the Letter of Credit specified in 4.1, that is, 10% of the Letter of Credit amount, which is $300,000 (Three Hundred Thousand US Dollars).

CHAPTER V - SPECIFICATIONS AND TECHNICAL CONDITIONS
OF THE EQUIPMENT

5.1 The production line supplied by Party B must be brand new, complete and shall correspond to the specifications of Appendix I - "Equipment Functions and Technical Specifications".

5.2 The performance and quality of the equipment shall meet the following requirements:

      5.2.1 The operation capacity of the equipment shall meet the specifications of the manual of the equipment

      5.2.2   The production capacity of the equipment: 2500 pieces/hour

      5.2.3 Product Specification: 4 coil antenna, ISO7810 standard ID1_1 size (thickness excluded)

      Product Acceptance Rate: Single set equipment, one time acceptance rate >=98%.

      5.2.4 Product Quality: the strength and durability of the cards, when mechanically and electronically tested, shall meet the ISO/IEC7810, ISO/IEC10536, ISO/IEC14443 and standards specified by Party A in Appendix V (Equipment Acceptance Details) of the contract.

5.3   Party B shall deliver the following supplements along with the equipment:

      5.3.1 Special operation tools, maintenance and repair tools and testing tools (See Appendix IV)

      5.3.2 Wearing parts of equipment (enough for one year normal consumption) (See Appendix II)

      5.3.3 For test run purpose, provision of 16 hour consumption of fake chips, and 8 hours consumption of real chips.

5.4 Party B shall deliver the following technical documents when packaging and shipping the equipment:

      5.4.1   The quality approval certificate and the manual of the equipment

      5.4.2   The packaging list of the equipment

      5.4.3   Manuals of installation, testing, operation and maintenance

      5.4.4 The quality assurance certificate and documentation, as specified in Chapter VII

      5.4.5   Drawings of wearing parts and the list of accessories.

5.5 Upon effect of the contract, Party B shall, within 10 working days, mail a technical layout drawing and power supply information to Party A for technical design purpose.

5.6 Party B shall, two months before the installation and test running of the equipment, mail the following documents to Party A or have staff work at Party A's place to provide instructions:

      5.6.1   The installation diagram and the foundation diagram

      5.6.2 The power parameters (including power, compressed air, water and stream) of the equipment, and the technical information of power supply and special shop requirements

5.7 The power utilization standards shall correspond to those of the People's Republic of China, that is, 380+-10 volts for the transformer, and 50+-5% hertz for the frequency.

CHAPTER VI - INSTALLATION, TROUBLE-SHOOTING, TEST RUNNING AND RECEIPT AND ACCEPTANCE

6.1 Party B shall be responsible for installing and trouble-shooting the equipment, and training the staff of Party A, ensuring that the installation and trouble shooting of the equipment be completed within two weeks after the arrival of the equipment in the shop. Party A shall provide the necessary technical staff, workers and other necessities to accommodate the project.

6.2 Methods and Procedures of Final Acceptance of the Equipment (See Appendix V - Equipment Acceptance Details)

6.3 The test run period shall be three working days, at eight hours per day. The purpose of the test run is to inspect the production equipment, and to examine whether the products produced meet the requirements specified in Provision 5.2. After approval of test results by Parties A and B, the receipt and acceptance certificate shall be signed.

6.4 During the test run period, if the acceptance rate of the product falls under the level of 98%, a second testing shall be made to test the equipment for another three working days, the cost of the materials for test run shall be assumed by Party B. If the acceptance rate is still under 98%, a maximum of another three working days can be extended. If it still fails to meet the demand, Party A shall have the right to request replacement and compensation.

6.5 Large volume of production shall not begin until receipt and acceptance is completed.

6.6 Party B shall assume the cost of its staff during their period of working in the factory. Party A shall provide food by the factory and transportation within the city.

CHAPTER VII - QUALITY INSPECTION

7.1 Party B shall guarantee that the equipment is made by top craftsmanship and of top materials. The quality, specification and performance of the equipment shall meet the requirements specified in this contract.

7.2 Before delivery, Party B shall conduct a thorough and full inspection of the quality, specification and performance, as well as the quantity/weight of the equipment, and shall provide a certificate of inspection, along with the details and results of the inspection confirming that the quality and quantity of the equipment meets the requirements of this contract. A quality and quantity inspection certificate shall be provided by Party B when the equipment is delivered to Party A.

7.3 Upon arrival of the equipment at the destination, Party A shall, in accordance to the laws and rules and regulations of the People's Republic of China, request that the Import and Export Inspection Bureau (hereinafter as Inspection Bureau) to conduct an inspection. Parties A and B shall both be present at said inspection. Party A shall notify Party B ten days in advance about the inspection date and representative from Party B shall arrive at the inspection site of A on said inspection date. In the event Party B fails to show up on time or fails to send any representative to participate in the inspection, the Inspection Bureau shall continue inspection as scheduled and the result of which shall be notified by Party A to Party B and Party B shall acknowledge the result accordingly.

7.4 In the event the inspection finds any quality or quantity error, or any missing part that does not meet the requirements of this agreement, or any damage due to packaging, Party B shall within six weeks make compensation, or shall make repairs at its own cost. In the event that any damage is caused by Party A, Party B shall replace the damaged item as soon as possible, and the cost of replacement shall be paid by Party A.

7.5 In the event the inspection finds any serious quality or quantity problem of the equipment, Party A shall have the right to return the equipment or request compensation based on the provisions of Chapter IX.

7.6 The warranty period of the equipment shall be 12 months, commencing the date when the equipment is received and accepted. During the warranty period Party

      B shall be responsible for repairing the equipment if the damage of the equipment is caused by the defects of the equipment.

CHAPTER VIII - PACKAGING AND SHIPMENT

8.1 When packaging, Party B shall use a new and solid wood container with necessary measures taken to prevent moist, shock, rust and rough loading and unloading of the equipment to ensure that the package is suitable for long distance transportation.

      If the package material used is of the conifruticeta type, Party B shall provide proof that the material used has been fumigated.

      If the package material used is of the non-conifruticeta type, Party B shall provide description of the type of material used which will be used by Party A during the Custom process.

8.2   Packaging and Delivery Marks

      Party B shall mark with non-erasable paint at the four sides of the container such information as the number of the container, the size, gross weight, net weight, destination, receipt code, "face up", "handle with care", "no moist", "hoisting point" and "gravity point".

8.3   Shipment Information

      8.3.1 Within two days after shipping, Party B shall fax Party A the following information:

              A. Date of Shipment, B. Port of Shipment, C. Port of Destination,
              D. Number, Name, Quantity, Weight, Total Weight and Size of the Container.

      8.3.2 Within two days after shipping, Party B shall send the following information to Party A via express mail:

              A. Invoice, with specification of the name and the quantity of the merchandise;

              B. Packaging Slip which specifies the number, size, weight of the container, and the name, quantity, net weight of the merchandise, and the date of shipment;

              C.   Airway bill.

              D. The inspection certificate provided by the manufacturer, as specified in Chapter VII.

              E.   Insurance Policy

              F.   Certification of original place of manufacture.

CHAPTER IX - COMPENSATION AND PENALTY

9.1 In the event Party A, within 90 days upon the arrival of the equipment at the destination port, finds any disagreement of the specifications, quality and quantity of the equipment as specified in this contract, Party A shall, by presenting the inspection certificate of the Inspection Bureau, request compensation from Party B.

9.2 Party A shall assume the actual cost of overtime for any delay of installation and testing of the equipment caused by Party A.

9.3 In the event Party B fails to respond within 30 days after Party A makes its claim for compensation, it shall be considered that Party B accept the claim. In the event Party B presents a timely written dispute, both parties shall try to settle the dispute by negotiation. In the event the negotiation fails to settle the dispute, either party shall have the right, according to Article XI, request for arbitration.

9.4 Except for force majeure as specified in Provision 10.1, in the event the seller fails to deliver the merchandise on time according to the contract, Party A shall agree that Party B postpone delivery provided that Party B shall pay a penalty at 0.5% of the total cost for every delayed week but this penalty shall not exceed 5% of the total cost. In the event the delay of delivery exceeds ten weeks of the scheduled date, Party A shall have the right to terminate the contract and Party B shall still pay for the penalty for the actual delayed days.

9.5 Without written agreement of Party B, Party A cannot transfer the patent technology and licensing to any third party, nor Party A can duplicate the equipment of Party B. In the event Party A allows any third party to use said technology at its discretion, Party A shall pay Party B an amount of US$600,000 for violation of the contract. In the event Party A duplicates the technology of Party B, it shall pay Party B an amount of US$600,000 for defaulting the contract. Payment of this amount does not waive the right of Party B to prosecute against any third party or Party A for violation of rights.

CHAPTER X - FORCE MAJEURE

10.1 During the time of manufacturing or in the process of shipping, in the event of war, fire, flood, typhoon, earthquake or other force majeure acknowledged by both parties that causes Party B fail or delay to execute the provisions of this contract as schedule, Party B shall assume no liability. In the event of force majeure, Party B shall notify Party A immediately and shall within two weeks, send, via air mail, a government issued certificate to Party A confirming said force majeure.

10.2 When the force majeure vanishes, both parties shall negotiate whether to continue executing the contract.

CHAPTER XI - ARBITRATION

11.1 In the event there arises any dispute during the execution of this agreement or over this agreement and when both sides fail to settle the dispute by friendly negotiation, said dispute shall be brought for arbitration. The dispute shall be heard by the China International Economic and Foreign Trade Arbitration Committee, in Beijing, according to the procedures set by said committee.

11.2 The decision of the Arbitration Committee shall be final and shall have binding effect upon both parties. Arbitration fee shall be paid by the losing party.

11.3 During the period of arbitration, both parties shall continue to execute other non-disputed terms of the contract.

CHAPTER XII - GOVERNING LAWS AND VALIDATY

12.1 When executing this agreement, both Parties A and B shall comply with the laws and rules and regulations of the People's Republic of China.

12.2 This agreement shall become effective upon the issuance of Letter of Credit.

12.3 After this agreement becomes effective, both Parties A and B shall, if needed, discuss revisions to accommodate the practicalities of executing this agreement. These revisions shall become effective when signed by both parties. Neither party can amend the agreement on its own.

CHAPTER XIII - DOCUMENTS

13.1 This agreement includes four original copies, signed in Beijing, on April 28, 2002.

PARTY A:

Bejing Zhong Dun Security Technology Development Company (The Ministry of Security No. 1 Research Institute)

Company Representative:

Signature: (signature)
4/28/2002


PARTY B:
The American Pacific Technology Corporation

Company Representative:

Signature: (signature)

4/28/2002

                   TECHNICAL SERVICES AND LICENSING AGREEMENT

                   Technical Services and Licensing Agreement

This agreement is made by the Beijing Zhong Dun Technology Development Company, on behalf of the Ministry of Security No. 1 Research Institute (hereinafter referred as Party A) and the American Pacific Technology Corporation (hereinafter referred as Party B), based on the principle of mutual benefits and through friendly negotiations, for the provision of technical services and licensing (patent technology) by Party B to Party A for the production of contactless smart cards.

1. Party B shall provide the full set of technology (including technical process, operation rules, maintenance rules, inspecting and testing rules, administration system and all drawings, information, software or patent technology) for the production of contactless smart cards and shall guarantee that the production equipment and products produced by Party A meet the requirements of the "Agreement for Purchase of Equipment".

2. The patent technology and exclusive technology provided by Party B to Party A shall not involve any industrial property right of other countries or companies and Party A shall be legally protected that it has the legal right of utilization.

3. Without written permission of Party B, Party A shall not transfer the patent technology or exclusive technology to any third party, nor Party A shall duplicate the equipment provided by Party B. Without the permission of Party B, Party A shall not allow business or technical personnel of other party to examine the production line or give any technical information from Party B to any third party.

4. Party B shall be responsible for providing all technical services of installation, trouble shooting, test running, receipt and acceptance, and shall solve all technical problems before receipt and acceptance to guarantee that the equipment will produce 2500 pieces/hour. Party A shall provide lodging and food for technical experts of Party B and shall assign special staff to coordinate the project to ensure that installation, trouble shooting and test running go through smoothly. The period for installation and test running the equipment shall be two weeks. The travel expenses of experts from Party B shall be assumed by Party B.

5. Party B shall train the staff of Party A for a period of two weeks. Party A shall select qualified staff to receive training. In the event that members from Party A fail to master the production technology during the training period, said period can be extended to three or four weeks, the cost of such extension shall be assumed by Party A.

6. Party B shall cover the cost of providing the complete technology (including the cost of providing technical details, operation rules, maintenance rules, inspection and testing rules, administration system, drawings and information and software and the compensation and travel expenses of experts from Party B coming to China) and the cost of patent technology and exclusive technology licensing, and staff training. All these costs are included in the equipment purchase cost paid by Party A. With the exception of the equipment purchase cost, Party A shall pay no additional fee. In addition, at least in the first half year after the actual production starts, Party B shall send one to three technical staff to stay in Party A's site to help Party A produce and to provide technical support. The cost of which shall be assumed by Party B.

7. Default Both parties shall execute the provisions of the agreement sincerely. In the event any party fails to execute any of the above provisions that causes the economic loss of other party, the defaulting party shall compensate the loss. Claims and penalties shall be executed according to Chapter IX of the "Agreement for Purchase of Equipment".

8. Settlement of Dispute Any dispute over the agreement by Parties A and B shall be settled through friendly negotiation. In the event negotiation fails to settle the dispute, it shall be arbitrated by the China Economic and Foreign Trade Arbitration Committee in Beijing. Fee for arbitration shall be paid by the losing party.

9.  This agreement shall become effective on the date signed by both parties.

10. This agreement contains four original copies.


PARTY A:
Being Zhong Dun Security Technology Development Company (The Ministry of Security No. 1 Research Institute)

Company Representative:

Signature: (signature)


PARTY B:
The American Pacific Technology Corporation

Company Representative:

Signature: (signature)

APPENDIX 1



                  EQUIPMENT FUNCTION & TECHNICAL SPECIFICATIONS

Checklist of Equipment

   -------------------------------------------------------------------------------------------------
   Production
   Equipment     Serial                                                   Model          Price
                  No.       Qty.              Equipment                    No.        (in US$10,000)
                ------------------------------------------------------------------------------------
                 1         4        Hole Punch Machine                  CICC-001        4
                ------------------------------------------------------------------------------------
                 2         8        Pick & Place With Module Testing    CICC-002        92
                ------------------------------------------------------------------------------------
                 3         8        Ultrasonic Wire Implanting (4)      CICC-003        320
                ------------------------------------------------------------------------------------
                 4         8        Welding with Inline Testing         CICC-004        180
                ------------------------------------------------------------------------------------
                 5         4        Bonding Re-work Station             CICC-005        4
   -------------------------------------------------------------------------------------------------
                                                                                 Total: US$6,000,000

IC HOLE PUNCH MACHINE

1. FUNCTION: Working with varied moulds, able to hole punch the 0.1mm-0.5mm PC, PET, PETG and PVC films into varied location holes and module holes based on varied specifications, to be used for follow-up process. With automatic protection device that will automatically stop during exceptional cases. Also included is the remnant collection system for easy machine cleaning, in avoidance of polluting the surrounding environment.

2. SYSTEM SET: Three high precision moulds (to hole punch 0.1mm, 0.3mm materials and location holes respectively), safety protection device, remnant collection system, hole punch time controller.

3.  MATERIAL SPECIFICATIONS: Length x Width: 512 x 402 mm
                             Thickness of Material: 0.1-0.5mm

4.  PRODUCTION CAPACITY: 3,200 cards/hour

5.  SYSTEM PARAMETERS:

--------------------------------------------------------------------------------
Hole punch pressure                           30 tons
--------------------------------------------------------------------------------
Punching process                              227-90 mm
--------------------------------------------------------------------------------
Punching Mould Foundation                     910 x 660 mm
--------------------------------------------------------------------------------
Effective punching and area                   4 x 10 rows of ID-I cards
--------------------------------------------------------------------------------
Punching precision                            +0.02 mm
--------------------------------------------------------------------------------
Power Supply                                  3 phase 380VAC+-5%
--------------------------------------------------------------------------------
Maximum Electric Current                      40 Amp
--------------------------------------------------------------------------------
Power                                         3KVAz
--------------------------------------------------------------------------------
Frequency                                     50/60H
--------------------------------------------------------------------------------
Electrical Machinery                          5Hp
--------------------------------------------------------------------------------
Hydraulic Pressure Oil Capacity               90 Liter
--------------------------------------------------------------------------------
Condensed Air Pressure                        6bar
--------------------------------------------------------------------------------
Condensed Air Flow                            25NL/min
--------------------------------------------------------------------------------
Condensed Air Conditions                      5 micron filter, dry, oil free
--------------------------------------------------------------------------------

IC PICK AND PLACE

1. FUNCTION: Pick and place the moulds into corresponding holes of the PVC, PC, PET and PETG films. The placement position can be adjusted and fixed by adhesives. The advanced vision system allows the module be placed precisely in the assigned position. With automatic protection device that can automatically turn off the machine in exceptional cases.

2. SYSTEM SET: Chip punched moulds, thru-beam chip recognition sensor, high precision gluing system with improved back-pressure regulator, Adept Cartesian robot, Pentium 4 computer, LCD Monitor, articulated shuttle, vision system, automated punch cleaning system, improved vacuum generation, dual-discrete placement heads, interchangeable drawer, safety protection device.

3.  MATERIAL SPECIFICATIONS:  Length x Width: (512-600) x (400-402) mm
                              Thickness of Material: 0.3 - 0.5 mm

4.  CONSUMPTION MATERIALS:  Glue: 2,500 cards/tube

5. PRODUCTION CAPACITY: 1,250 cards/hour/set (based on three rows of the module tapes).

6.  SYSTEM PARAMETERS:



--------------------------------------------------------------------------------
Width                                   1800 mm
--------------------------------------------------------------------------------
Thickness                               1100 mm
--------------------------------------------------------------------------------
Height                                  2000 mm
--------------------------------------------------------------------------------
Weight                                  400 kg
--------------------------------------------------------------------------------
Placement Area                          4 x 10 rows of ID-I cards
--------------------------------------------------------------------------------
Placement Precision                     0.1 mm
--------------------------------------------------------------------------------
Power Supply                            3 phase  380VAC+-5%
--------------------------------------------------------------------------------
Maximum Electric Current                25 Amp
--------------------------------------------------------------------------------
Power                                   1.2 KVA
--------------------------------------------------------------------------------
Frequency                               50/60 Hz
--------------------------------------------------------------------------------
Condensed Air Pressure                  6bar
--------------------------------------------------------------------------------
Condensed Air Flow                      100NL/min
--------------------------------------------------------------------------------
Condensed Air Conditions                5 micron filter, dry, oil free
--------------------------------------------------------------------------------

IC WIRE IMPLANTING MACHINE

1. FUNCTIONS: Said machine uses the 70,000 vibration/second and X, Y, Z three directional movement second generation ultrasound wire implanting head to implant the enamel-insulated wire accurately into the PC, adhesive coated PET, PETG and PVC material and coil into a wire coil The position, size, shape, and the circles of coil can be set up by the computer. With automatic protection device that can automatically turn off the machine in exceptional cases.

2. SYSTEM SET: Second generation ultrasound wire implant head (with four improved implanting heads in each station, which, when compared with the current equipment, the function remains the same, but the size becomes smaller), Adept Cartesian robot, Pentium 4 computer, integrated PC controlled ultrasonic power supplies, improved vacuum generation, LCD monitor, interchangeable drawer, safety protection device.

3.  MATERIAL SPECIFICATIONS:  Length x Width: (512-600) x (400-402) mm
                              Thickness of Material: 0.1-0.5 mm

4.  PRODUCTION CAPACITY: 1,250 cards/hour/workcell.

5.  CONSUMPTION MATERIALS:  Ultrasound head: 670,000 cards/head
                            Wire: 6,250 cards/spool

6.  SYSTEM PARAEMTERS:

--------------------------------------------------------------------------------
Width                                      1700 mm
--------------------------------------------------------------------------------
Thickness                                  1100 mm
--------------------------------------------------------------------------------
Height                                     2000 mm
--------------------------------------------------------------------------------
Weight                                     350 kg
--------------------------------------------------------------------------------
Implanting Area                            4 x 10 rows of ID-I cards
--------------------------------------------------------------------------------
Power Supply                               3 phase 380VAC+-5%
--------------------------------------------------------------------------------
Maximum Electric Current                   20 Amp
--------------------------------------------------------------------------------
Power                                      1 KVA
--------------------------------------------------------------------------------
Frequency                                  50/60 Hz
--------------------------------------------------------------------------------
Condensed Air Pressure                     6Bar
--------------------------------------------------------------------------------
Condensed Air Flow                         400NL/min
--------------------------------------------------------------------------------
Condensed Air Conditions                   5 micron filter, dry, oil free
--------------------------------------------------------------------------------

IC WELDING MACHINE

1. FUNCTIONS: Using the hot pressure welding method to weld the coil end enamel -insulated wire with the module chips. Outputs of the welding machine include constant power, constant electric current and constant voltage, with automatic compensation adjustment function. Adept Cartesian robot can perform welding in any set position within the operation area. Welding strength normally should be no less than 100 grams. With automatic function of polishing the chips. With automatic protection device. Able to turn off the machine automatically in exceptional cases.

2. SYSTEM SET: Two Integrated PC controlled high precision electric current generator, Adept Cartesian robot, dual-discrete bonding heads, one Vision System per head, using tungsten thermode, automated weld head temperature monitoring, Pentium 4 Computer, LCD Monitor, interchangeable drawer, safety protection device.

3.  MATERIAL SPECIFICATIONS:  Length x Width:(512-600) x (400-420) mm
                              Thickness of Material: 0.1-0.5mm

4.  CONSUMPTION MATERIALS: Thermode: 10,000 bonds/piece

5.  PRODUCTION CAPACITY: 1,250 cards/hour/set

6.  SYSTEM PARAMETERS:

--------------------------------------------------------------------------------
Height                                      1800 mm
--------------------------------------------------------------------------------
Width                                       1200 mm
--------------------------------------------------------------------------------
Thickness                                   2000 mm
--------------------------------------------------------------------------------
Weight                                      450 kg
--------------------------------------------------------------------------------
Welding Area                                4 x 10 rows of ID-I cards
--------------------------------------------------------------------------------
Power Supply                                3 phase 380VAC+-5%
--------------------------------------------------------------------------------
Maximum Electric Current                    30 Amp
--------------------------------------------------------------------------------
Power                                       1.3 KVA
--------------------------------------------------------------------------------
Frequency                                   50/60 Hz
--------------------------------------------------------------------------------
Condensed Air Pressure                      6Bar
--------------------------------------------------------------------------------
Condensed Air Flow                          100NL/min
--------------------------------------------------------------------------------
Condensed Air Conditions                    5 micron filter, dry, oil free
--------------------------------------------------------------------------------

IC BONDING RE-WORK STATION

1.  FUNCTIONS: Reworking the problematic pieces from the welding machine.

2.  SYSTEM SET: High precision current generator.

3.  SYSTEM PARAMETERS:

--------------------------------------------------------------------------------
Height                                     1300 mm
--------------------------------------------------------------------------------
Width                                      1000 mm
--------------------------------------------------------------------------------
Thickness                                  1300 mm
--------------------------------------------------------------------------------
Weight                                     250 kg
--------------------------------------------------------------------------------
Power Supply                               3 phase 380VAC+-5%
--------------------------------------------------------------------------------
Maximum Electric Current                   2 Amp
--------------------------------------------------------------------------------
Power                                      3KVA
--------------------------------------------------------------------------------
Frequency                                  50/60 Hz
--------------------------------------------------------------------------------
Condensed Air Pressure                     7Bar
--------------------------------------------------------------------------------
Condensed Air Flow                         100NL/min
--------------------------------------------------------------------------------
Condensed Air Conditions                   5 micron filter, dry, oil free
--------------------------------------------------------------------------------

APPENDIX 2



                           SPARE PARTS & WEARING PARTS

IC HOLE PUNCH MACHINE

---------------------------------------------------------------------------
         NO.           QTY.            Spare Parts' Specifications
---------------------------------------------------------------------------
          1             4        Die for 0.3 mm
---------------------------------------------------------------------------
          2             4        Die for 0.1 mm
---------------------------------------------------------------------------
          3             4        Die for Location Pin
---------------------------------------------------------------------------
          4             4        Start Cycle Button
---------------------------------------------------------------------------
          5             4        Emergency Stop Button
---------------------------------------------------------------------------
          6             4        Hydraulic Valve 600 psi Relief
---------------------------------------------------------------------------
          7             4        4PDT/110V Relay
---------------------------------------------------------------------------
          8             4        30A/RK5 Fuse
---------------------------------------------------------------------------
          9             4        2.5A/500V Fuse
---------------------------------------------------------------------------
         10             8        4A/500 V Fuse
---------------------------------------------------------------------------
         11             4        Drop-in Oil Filter
---------------------------------------------------------------------------
         12             40       Vacuum bags
---------------------------------------------------------------------------

MODULE PLACEMENT MACHINE

----------------------------------------------------------------------------------------------------
       NO.          QTY.                            Spare Parts' Specifications
----------------------------------------------------------------------------------------------------
        1            48        Door Lock
----------------------------------------------------------------------------------------------------
        2           120        Vacuum Bowl
----------------------------------------------------------------------------------------------------
        3            8         Sheet Hand Vertical Limit Sensor
----------------------------------------------------------------------------------------------------
        4            8         Sheet Hand Left and Right Limit Sensor
----------------------------------------------------------------------------------------------------
        5            72        Controller's Fuse
----------------------------------------------------------------------------------------------------
        6            4         Muffler
----------------------------------------------------------------------------------------------------
        7            8         Sheet Hand Main Vertical Moving Cylinder
----------------------------------------------------------------------------------------------------
        8            8         Sheet Hand Deputy Vertical Moving Cylinder
----------------------------------------------------------------------------------------------------
        9            48        The Leaf for the Door
----------------------------------------------------------------------------------------------------
       10            8         Soft Start-up Valve
----------------------------------------------------------------------------------------------------
       11            8         Slides for Drawers
----------------------------------------------------------------------------------------------------
       12            4         Guide unit for pulling reel (including 2 guides and their bushing)
----------------------------------------------------------------------------------------------------
       13            8         Bad module recognizing unit (sensor, amplifier and fiber)
----------------------------------------------------------------------------------------------------
       14            36        Plunger's tip
----------------------------------------------------------------------------------------------------
       15            8         Hand Vacuum Valve Assembly
----------------------------------------------------------------------------------------------------
       16            36        Finger Plunger Height Sensor
----------------------------------------------------------------------------------------------------
       17            8         Relay for Dispenser
----------------------------------------------------------------------------------------------------
       18            8         Adhesive Dispense Manifold
----------------------------------------------------------------------------------------------------
       19            8         Adhesive Dispense Motor
----------------------------------------------------------------------------------------------------
       20            8         Module Tape Index Sensor
----------------------------------------------------------------------------------------------------
       21            8         Module Tape Reel Feed Sensor
----------------------------------------------------------------------------------------------------
       22            8         Shuttle Position Sensor
----------------------------------------------------------------------------------------------------
       23            8         Adhesive Pressure Regulator
----------------------------------------------------------------------------------------------------
       24            8         24 VDC Power Supply
----------------------------------------------------------------------------------------------------
       25            8         Vaccum Generator with Dual Sensor/Switch
----------------------------------------------------------------------------------------------------
       26            8         Drawer Prox. Sensor
----------------------------------------------------------------------------------------------------
       27       240 syringes   Glue
----------------------------------------------------------------------------------------------------

IC WIRE IMPLANTING MACHINE

---------------------------------------------------------------------------------------------
NO.                      QTY.                   Spare Parts' Specifications
---------------------------------------------------------------------------------------------
1                        24                     Door Lock
---------------------------------------------------------------------------------------------
2                        80                     Vacuum Bowl
---------------------------------------------------------------------------------------------
3                        8                      Sheet Hand Vertical Limit Sensor
---------------------------------------------------------------------------------------------
4                        8                      Sheet Hand Left and Right Limit Sensor
---------------------------------------------------------------------------------------------
5                        8                      Controller's Fuse
---------------------------------------------------------------------------------------------
6                        8                      Muffler
---------------------------------------------------------------------------------------------
7                        8                      Sheet Hand Main Vertical Moving Cylinder
---------------------------------------------------------------------------------------------
8                        8                      Sheet Hand Deputy Vertical Moving Cylinder
---------------------------------------------------------------------------------------------
9                        24                     The Leaf for the Door
---------------------------------------------------------------------------------------------
10                       8                      Soft Start-up Valve
---------------------------------------------------------------------------------------------
11                       8                      Slides for Drawers
---------------------------------------------------------------------------------------------
12                       96                     Ultrasound Horn
---------------------------------------------------------------------------------------------
13                       144                    Cutter Knife
---------------------------------------------------------------------------------------------
14                       4                      Head Drive System
---------------------------------------------------------------------------------------------
15                       8                      US Head Spool Dancer
---------------------------------------------------------------------------------------------
16                       16                     Spool Motor
---------------------------------------------------------------------------------------------
17                       8                      US Head Screw Assortment
---------------------------------------------------------------------------------------------
18                       8                      US Head Clamp Solenoid
---------------------------------------------------------------------------------------------
19                       8                      Vacuum Generator with Dual Sensor/Switch
---------------------------------------------------------------------------------------------
20                       8                      Drawer Prox. Sensor
---------------------------------------------------------------------------------------------
21                       12                     Spool Motor Speed Control
---------------------------------------------------------------------------------------------
22                       12                     Dancer Position Sensor
---------------------------------------------------------------------------------------------
23                       64 rolls               Wire
---------------------------------------------------------------------------------------------

IC WELDING AND REWORKING MACHINE

---------------------------------------------------------------------------------------------
          NO.                QTY.                         Spare Parts' Specifications
---------------------------------------------------------------------------------------------
           1                  48            Door Lock
---------------------------------------------------------------------------------------------
           2                  120           Vacuum Bowl
---------------------------------------------------------------------------------------------
           3                   8            Sheet Hand Vertical Limit Sensor
---------------------------------------------------------------------------------------------
           4                   8            Sheet Hand Left and Right Limit Sensor
---------------------------------------------------------------------------------------------
           5                  72            Controller's Fuse
---------------------------------------------------------------------------------------------
           6                   8            Muffler
---------------------------------------------------------------------------------------------
           7                   8            Sheet Hand Main Vertical Moving Cylinder
---------------------------------------------------------------------------------------------
           8                   8            Sheet Hand Deputy Vertical Moving Cylinder
---------------------------------------------------------------------------------------------
           9                  24            The Leaf for the Door
---------------------------------------------------------------------------------------------
          10                   8            Soft Start-up Valve
---------------------------------------------------------------------------------------------
          11                   8            Slides for Drawers
---------------------------------------------------------------------------------------------
          12                   8            Guide for Head's Vertical Moving
---------------------------------------------------------------------------------------------
          13                  72            Thermode Cleaning Brush
---------------------------------------------------------------------------------------------
          14                  36            Bad Card Marker
---------------------------------------------------------------------------------------------
          15                   8            Pressure Regulator
---------------------------------------------------------------------------------------------
          16                   8            Relay for Weld Trigger
---------------------------------------------------------------------------------------------
          17                  720           Dressing Stone
---------------------------------------------------------------------------------------------
          18                  72            Stamp Refill
---------------------------------------------------------------------------------------------
          19                   8            Vacuum Generator with Dual Sensor/Switch
---------------------------------------------------------------------------------------------
          20                   8            Drawer Prox. Sensor
---------------------------------------------------------------------------------------------
          21                  400           Thermode
---------------------------------------------------------------------------------------------

APPENDIX 3


                          TECHNICAL DOCUMENTATION LIST

Accompanied documentations include:


1. Equipment Approval Certificate and Quality Certificate

2. Operation, Repair, Usage and Maintenance Manuals of Each Equipment

3. Assembly Illustrations of Equipment

4. Theoretical Illustration and Wiring Illustration of the Electric System

5. Illustrations of Wearing Parts of the Equipment

6. Backup copy of the accompanied software

7. Backup copy of PLC Procedures

APPENDIX 4


                                    TOOL LIST

--------------------------------------------------------------------------------------------
NO.                                  NAME OF TOOL                                QTY.
--------------------------------------------------------------------------------------------
1.                Torque Wrench                                                 2
--------------------------------------------------------------------------------------------
2.                US Head Shim Kit                                              2 set
--------------------------------------------------------------------------------------------
3.                Multi-meter                                                   2
--------------------------------------------------------------------------------------------
4.                Precision Drill Set                                           2 set
--------------------------------------------------------------------------------------------
5.                Electrical Tape                                               2
--------------------------------------------------------------------------------------------
6.                Foam Mounting Tape                                            2
--------------------------------------------------------------------------------------------
7.                Assorted Tweezer Set                                          2 set
--------------------------------------------------------------------------------------------
8.                Scribe                                                        2 set
--------------------------------------------------------------------------------------------
9.                Pick Set                                                      2 set
--------------------------------------------------------------------------------------------
10.               Inspection Mirror                                             2
--------------------------------------------------------------------------------------------
11.               Snap Ring Pliers                                              2
--------------------------------------------------------------------------------------------
12.               Torpedo Level                                                 2
--------------------------------------------------------------------------------------------
13.               Oiling Pen                                                    2
--------------------------------------------------------------------------------------------
14.               Allen Wrench Sets                                             12
--------------------------------------------------------------------------------------------
15.               Socket Set                                                    2 set
--------------------------------------------------------------------------------------------
16.               Machinist Square                                              2
--------------------------------------------------------------------------------------------
17.               Tap and Die Set                                               78
--------------------------------------------------------------------------------------------
18.               Ignition Wrench Set                                           4
--------------------------------------------------------------------------------------------
19.               Needle file Set                                               20
--------------------------------------------------------------------------------------------
20.               Bastard Files                                                 14
--------------------------------------------------------------------------------------------
21.               Precision Pliers                                              10
--------------------------------------------------------------------------------------------
22.               Step Drill                                                    2
--------------------------------------------------------------------------------------------
23.               Screw Driver Set                                              40
--------------------------------------------------------------------------------------------
24.               Angle Screw Driver Set                                        12
--------------------------------------------------------------------------------------------
25.               Drill Bit Set                                                 2
--------------------------------------------------------------------------------------------
26.               Wire Stripper                                                 2
--------------------------------------------------------------------------------------------
27.               Miniature Pliers                                              6
--------------------------------------------------------------------------------------------
28.               Adjustable Wrench Set                                         6
--------------------------------------------------------------------------------------------
29.               Locking Pliers                                                6
--------------------------------------------------------------------------------------------
30.               Pliers                                                        6
--------------------------------------------------------------------------------------------
31.               Knife Set                                                     2
--------------------------------------------------------------------------------------------
32.               Hacksaw                                                       2
--------------------------------------------------------------------------------------------
33.               Hacksaw blades                                                12
--------------------------------------------------------------------------------------------
34.               Ball peen hammer                                              2
--------------------------------------------------------------------------------------------
35.               Wd-40                                                         4
--------------------------------------------------------------------------------------------
36.               Flashlight                                                    2
--------------------------------------------------------------------------------------------
37.               Wire Brushes                                                  4
--------------------------------------------------------------------------------------------
38.               X-acid knife Set                                              2
--------------------------------------------------------------------------------------------
39.               Magnifying glass                                              2
--------------------------------------------------------------------------------------------
40.               45 mm Steel Rule                                              2
--------------------------------------------------------------------------------------------
41.               Solding Iron Set                                              2
--------------------------------------------------------------------------------------------

Technical Agreement Appendix 5


                          EQUIPMENT ACCEPTANCE DETAILS

I. GENERAL PRINCIPLES

Materials used during the Acceptance shall be PVC or PETG. Moulds used shall be the MIFARE MOA2. Production rate shall be based on arrangement of 4 x 8 cards. Acceptance shall be based on inlays that have not been laminated.

1.1 According to the Technical Agreement Appendix 1 "Equipment Functions and Technical Specifications", a test run of the equipment and its production capacity, and examination of the production acceptance rate shall be performed.

1.2   Equipment items to be inspected shall include:

      o Information and material accompanied with the equipment

      o Appearance

      o Equipment functions

      o Equipment system

1.3   Inspection and acceptance shall be conducted in two phases:

      1.3.1   Preliminary inspection of equipment delivered

      1.3.2   Final inspection of equipment

2.    METHODS AND PROCEDURES OF INSPECTION AND
      ACCEPTANCE

2.1   Preliminary Inspection of the Equipment
      To be performed in the shop of Party B.

      2.1.1   Inspection of Equipment Functions

      Hole Punch Machine

      a.  Consistency of the size and the location of the punch hole

      b.  Any adhesive debris found in the hole punch area

      Pick and Place with Module

      a.  Function of identifying and removing the unqualified modules

      b. Smoothness of the hole punch and pick and place functions. Any blocking situations due to halting of these functions

      c.  Function of adjusting the placement of the module

      d.  Smoothness of auto feeding and receiving pieces

      e.  Trouble shooting alarming system

      f.  Proper operation of the equipment display system

      Wire Implanting Machine

      a.  Whether the ultrasonic rate meets the standard of 70,000 times/round

      b.  Adjustment of the position, size, forms and distance of the wire coil

      c. Inspection and record of the frequency of wire breaking during operation

      d.  Proper operation of the monitor system

      e.  Smoothness of auto feeding and receiving pieces

      f.  Trouble shooting alarming system

      Welder

      a. Inspect by samples, whether the pulling force meeting the standards (sampling based on the GB2828 special inspection level S-3 AQL=0.65)

      b.  Whether the function of pog-pin welding is successful

      c. When welding is not successful, whether the bad card marker is able to mark on the corresponding card

      d.  Function of auto polishing welded pieces

      e.  Proper operation of the monitor system

      f.  Adjustment and display functions of the power generator

      g.  Smoothness of auto feeding and receiving pieces

      h.  Automatic indication of replacement of welded pieces

      i.  Proper operation of the equipment display system

      j.  Trouble shooting alarming system

      2.1.2   Inspection of the Equipment System

      Use the fake modules to test run steadily for two hours and use the real modules to test run steadily for another two hours. Since the system is a separate machine, actual operation can be carried on by items. The operation of using the fake modules and the real modules must be run continuously.

      The time spent in adjusting the software and technical parameters, and fixing the hardware problems during the test run period must be included in the operation time. Adjustment contents and frequency must be recorded. The time required for preparation and starting the machine is excluded. All products (excluding test products during the repair time) shall be included in the total production number. The one-time acceptance rate of the pick and place machine, wire implanting machine and the welding machine shall be at 98% or above.

      After four hour of operation for each equipment, each equipment shall be able to produce an average of 2500 cards per hour.

2.2   Final Inspection and Acceptance of Equipment

      To be performed at the shop of Party A. Items to be inspected include:

      o  Information and material accompanied with the equipment

      o  Appearance

      o  Equipment functions

      o  Equipment system

2.2.1 Inspection Of The Information And Materials Accompanied With
      The Equipment

      o Verify with Appendix 1 of the Agreement, "List of Production Line Equipment and Laboratory Devices"

      o Verify with Appendix 2 of the Agreement, "Equipment Parts and Consumption Parts"

      o  Verify with Appendix 3 of the Agreement, "List of Technical Documents"

      o  Verify with Appendix 4 of the Agreement, "List of Maintenance Tools"

      o Verify with the approved raw materials provided by Party B for 24-hour test run operation use.

2.2.2 Inspection of Appearance

      Inspect the frame and the door. The structure of the equipment shall be solid and the door switches shall be acute.

      Inspect whether the equipment has been bumped or damaged. The plated surface of the conveyance section of the equipment shall be polished, bright, with no defects or rusty spots.

2.2.3 Inspection And Acceptance Of The Equipment Function

      Inspect the Approval Certificate (including inspection details and results) and Quality Certificate provided by Party B, based on the requirements of 2.1.1.

2.2.4 Inspection And Acceptance Of The Equipment System

      Use fake modules for steady operation for two days, eight hours a day. Use real modules on the third day for eight hours. Since the equipment includes separate machines, actual operation can be performed units by units.

      During the test run period, the time spent in adjusting the software and technical parameters, and fixing the hardware problems period shall be included in the operation time. Adjustment contents and frequency must be recorded. The required time for preparation and starting the machine is excluded. All products (excluding test products during the repair time) shall be included in the total production number. The one-time acceptance rate of the pick and place machine, wire implanting machine and the welding machine shall be at 98% or above. The total acceptance rate of products that have not been laminated shall be over 98%.

      After test running 24 hours, the average production capacity shall be 2500 cards/hour.